AMENDMENT NUMBER ONE
TO THE
WELLS REAL ESTATE INVESTMENT TRUST, INC.
2007 OMNIBUS INCENTIVE PLAN

Pursuant to Section 17 of the Wells Real Estate Investment Trust, Inc. 2007 Omnibus Incentive Plan (the “Plan”), Piedmont Office Realty Trust, Inc. (the “Company”) hereby amends the Plan, as follows, effective as of the date hereof:

§ 1.

By amending the title of the Plan to substitute “Piedmont Office Realty Trust, Inc.” for “Wells Real Estate Investment Trust, Inc.”

§ 2.

By amending Section 1 of the Plan to substitute “Piedmont Office Realty Trust, Inc.” for “Wells Real Estate Investment Trust, Inc.” in the first and second sentences thereof.

§ 3.

By amending the definition of “Operating Partnership” in Section 1 of the Plan to substitute “Piedmont Operating Partnership, L.P.” for “Wells Operating Partnership, L.P.”

§ 5.

Except as otherwise expressly amended by this Amendment Number One, all the provisions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment Number One to be executed by its duly authorized officer as of this 4th day of May , 2011.

PIEDMONT OFFICE REALTY TRUST, INC.

By: /s/ Robert E. Bowers
Name:     Robert E. Bowers
Title:     Chief Financial Officer and Executive Vice-President